Exhibit 99.1

The Subprime Source Since 1991 March 2025 Investor Presentation

SAFE HARBOR STATEMENT Forward - looking statements in this presentation include the Company’s expectations of growth and the Company's recorded figures representing allowances for remaining expected lifetime credit losses, its estimates of fair value (most significantly for its receivables accounted for at fair value), its provision for credit losses, its entries offsetting the preceding, and figures derived from any of the preceding. In each case, such figures are forward - looking statements because they are dependent on the Company’s estimates of losses to be incurred in the future. The accuracy of such statements may be adversely affected by various factors, which include the following: possible increased delinquencies; repossessions and losses on retail installment contracts; incorrect prepayment speed and/or discount rate assumptions; possible unavailability of qualified personnel, which could adversely affect the Company’s ability to service its portfolio; possible increases in the rate of consumer bankruptcy filings, which could adversely affect the Company’s rights to collect payments from its portfolio; other changes in government regulations affecting consumer credit; possible declines in the market price for used vehicles, which could adversely affect the Company’s realization upon repossessed vehicles; economic conditions in geographic areas in which the Company's business is concentrated; and our ability to generate sufficient operating and financing cash flows. Any or all of such factors also may affect the Company’s future financial results, as to which there can be no assurance. Any implication that the results of the most recently completed quarter are indicative of future results is disclaimed, and the reader should draw no such inference. Factors such as those identified above in relation to losses to be incurred in the future may affect future performance. 2

COMPANY OVERVIEW Consumer Portfolio Services specializes in purchasing and servicing automobile contracts originated by licensed motor vehicle dealers in the sale of new and used automobiles, light trucks and passenger vans. Through our purchases, we provide indirect financing to dealers for sub - prime customers. We serve as an alternative source of financing for dealers, allowing sales to customers who otherwise might not be able to obtain financing. $3.8 Billion Managed Portfolio (1) NASDAQ Listed: CPSS Average Management Tenure is 24 Years - 300+ Combined Years at CPS HQ in Las Vegas, NV Operating Branches in NV, CA, IL, VA and FL 943 Employees (1) 10,000 Daily Applications Received from Dealers (1) Established in 1991. IPO 1992 54 Consecutive Profitable Quarters (1) 104 ABS Deals to Date (1) As of March 31, 2025 3

THE CPS ADVANTAGE • Repo - Skip Scorecard • Deficiency Scorecard • Dealer Scorecard • Asset Scorecard • Collection Behavior Scorecard • Extension Scorecard • Applicant Scorecard • Deal Scorecard • Early Payment Default Scorecard Originations Servicing (Collection) Servicing (Recovery) Asset & Dealers CPS is a leader in Machine Learning (ML) and Artificial Intelligence (AI). • Industry leading disciplined modeling framework: Linear/Logistic Regression, Neural Network, Decision Tree, Ensemble Model, Time Series, Machine Learning, Random Forest • Continuous model training and recalibration Proprietary Modeling and Scorecards Instant Credit Decisions Leads CPS to Higher Quality Loans Risk Department Led by Industry Veterans Decades of Historical Performance Data Shape our Models 4

LEADERSHIP Charles “Brad” Bradley CEO, Chairman of the Board • CEO since 1992 • Chairman of the Board since 2001 • 34 years at CPS Mike Lavin President, COO, CLO • President since 2022 • COO since 2019. CLO since 2014 • 24 Years at CPS Danny Bharwani CFO • CFO since 2022 • 28 years at CPS CPS’ senior management team consists of 13 executives that are led by Brad, Mike and Danny. Each has significant industry experience and, on average, 25 years with CPS. Combined, senior management has over 300 years of auto lending experience just at CPS . 5

MARKET • $1.5 trillion auto loans outstanding at Q4 2024 (1) • ~15% of auto financings in Q4 2024 were sub - prime (1) Large Total Addressable Market (TAM) • Capital - intensive • Highly regulated industry High Barrier to Entry • Few dominant players • Compete on rates and fees Small, Fragmented Market Dynamics Footprint Powered by Bing © GeoNames, Microsoft, TomTom (1) According to Experian Automotive (2) As of March 31, 2025 6 6% 8% 10% 5% 5% • Highest volume originating states for CPS (2) • Contracts purchased in 47 states (2)

PRODUCT OFFERING Meta 13.88% $103,997 3% Preferred 16.09% $90,599 17% Super Alpha 18.49% $80,504 20% Alpha Plus 20.99% $80,784 23% Alpha 22.39% $61,944 26% Standard 24.16% $57,191 7% Mercury / Delta 25.24% $53,897 2% First Time Buyer 25.00% $45,454 2% Overall 20.18% $22,535 $20,401 $16,351 $14,662 $13,709 $21,857 $73,193 563 550 564 570 549 566 568 100% % of Purchases Avg. Yield Program (1) Avg. Amount Financed $26,065 $26,278 $25,160 Household Income Avg. Time on Job (years) 9.1 7.2 5.9 5.1 4.1 3.1 3.4 2.5 5.0 Avg. FICO 657 586 (1) Under the CPS programs for contracts purchased for the three months ended March 31, 2025. 7

ORIGINATION CHARACTERISTICS 100.0% 105.0% 110.0% 115.0% 120.0% 125.0% 130.0% Loan to Value 8.5% 9.0% 9.5% 10.0% 10.5% 11.0% 11.5% 12.0% Payment to Income 590 585 580 575 570 565 560 555 550 545 FICO 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% APR $0 $5,000 $10,000 $15,000 $20,000 $25,000 Amount Financed 71.5 71.0 70.5 70.0 69.5 69.0 68.5 68.0 67.5 67.0 66.5 Original Term 8 All charts are contracts purchased for the three months ended March 31, 2025, and calculated on a weighted average basis, besides Amount Financed, which is the simple average.

DEMAND FOR OUR LENDING PROGRAMS 0 500,000 1,000,000 1,500,000 2,000,000 2,500,000 3,000,000 3,500,000 Applications vs. Funded Loans Applications Approved Applications Contracts Funded 48% Average Approval Rate 13,100 Approved Dealer Network Strong Demand for our Lending Programs Auto Decisioning Proprietary AI Driven Scorecard Selective Funding Answers Within Seconds to Dealers 9

WHO IS OUR CUSTOMER? CPS Customer 41 Years Old on Average 5 Years Average Job Time 7 Years Average Length at Residence 8 Years Credit History on Average 23.5% Homeowners 10.8% Average Payment to Income $73,193 Average Household Income 34.7% Average Debt to Income 10 Amounts for CPS programs for contracts purchased for the three months ended, March 31, 2025.

WHAT DO OUR CUSTOMERS DRIVE? Certified Pre - Owned, 18% Pre - Owned, 73% VEHICLE TYPE New, 9% Factory Franchised, 70% ORIGINATING DEALERSHIP Independent, 30% Domestic, 49% 11 Charts show data of CPS programs for contracts purchased for the three months ended March 31, 2025. Imports , 51% VEHICLE MAKE

PORTFOLIO PERFORMANCE Data shown is CNL performance by origination quarter, and as of March 31, 2025. 12 22.00% 20.00% 18.00% 16.00% 14.00% 12.00% 10.00% 8.00% 6.00% 4.00% 2.00% 0.00% CNL Percentage 2017 - Q4 2020 - Q2 2022 - Q4 2018 - Q1 2020 - Q3 2023 - Q1 2018 - Q2 2020 - Q4 2023 - Q2 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 57 59 61 63 65 67 69 71 73 75 77 79 81 83 Months Seasoned 2016 - Q1 2018 - Q3 2021 - Q1 2023 - Q3 2016 - Q2 2018 - Q4 2021 - Q2 2023 - Q4 2016 - Q3 2019 - Q1 2021 - Q3 2024 - Q1 2016 - Q4 2019 - Q2 2021 - Q4 2024 - Q2 2017 - Q1 2019 - Q3 2022 - Q1 2024 - Q3 2017 - Q2 2019 - Q4 2022 - Q2 2024 - Q4 2017 - Q3 2020 - Q1 2022 - Q3 2025 - Q1

ECONOMIC MODEL Interest Income March 31, 2025 11.4% March 31, 2024 11.3% December 31, 2024 11.4% Mark to Fin. Recs. at FV 0.4% 0.7% 0.6% Servicing and Other Income 0.2% 0.3% 0.2% Interest Expense (6.1%) (5.6%) (6.1%) Net Interest Margin 5.9% 6.7% 6.1% Provision for Credit Losses 0.1% 0.2% 0.1% Core Operating Expenses (5.2%) (6.0%) (5.4%) Pretax Return on Assets 0.8% 0.9% 0.9% Quarter Ended (1) Three Months Ended (1) (1) Statement of Operations three months ended, as a percentage of the average managed portfolio. Percentages may not add due to rounding. 13

SUMMARY BALANCE SHEET Cash $ Restricted cash 11.7 125.7 Finance receivables, net of allowance 5.0 Finance receivables, measured at fair value 3,313.8 Deferred tax assets, net 1.0 Other assets 36.7 3,493.9 $ Liabilities Accounts payable and accrued expenses 70.1 $ Warehouse lines of credit 410.9 Residual interest financing 99.2 Securitization trust debt 2,594.4 Subordinated renewable notes 26.5 3,201.1 Shareholders' equity 292.8 March 31, 2025 29.9 $ 153.6 2.9 3,449.1 0.8 37.3 3,673.6 $ 75.3 $ 365.7 163.4 2,743.3 27.5 3,375.2 298.4 3,673.6 $ $ 3,493.9 Summary Balance Sheet ($ in millions) (1) December 31, 2024 Assets (1) Numbers may not add due to rounding . 14

SUMMARY STATEMENT OF OPERATIONS (1) Numbers may not add due to rounding. Interest income Mark to finance receivables at fair value $ 101.9 $ 84.3 3.5 Other income 1.4 5.0 2.5 Total Revenues 106.9 91.7 Employee costs 25.0 24.4 General and administrative 21.1 20.4 Interest 54.9 42.0 Provision for credit losses (1.0) (1.6) Total Expenses 100.1 85.2 Pretax income 6.8 Income tax expense 2.1 6.6 2.0 Net income $ 4.6 4.7 $ EPS (fully diluted) 0.19 $ 0.19 $ Three Months Ended March 31, 2025 March 31, 2024 Summary Statement of Operations ($ in millions) (1) 15

SELECTED FINANCIAL DATA ($ in millions) Auto contract purchases Total portfolio 3,614.6 Risk - adjusted margin (1) 52.9 $ $ $ Core operating expenses (2) 46.1 $ Amount $ % of avg. managed portfolio 5.2% 451.2 $ 346.3 $ 3,021.2 $ 51.4 $ 44.9 6.0% Pretax return on managed assets (3) 0.8% 0.9% Total delinquencies and repo inventory (30+ days past due) As a % of total owned portfolio 12.35% 12.39% Annualized net charge - offs As a % of total owned portfolio 7.54% 7.84% Three Months Ended March 31, 2025 March 31, 2024 Total expenses less provision for credit losses and interest expense. (1) Revenues less interest expense and provision for credit losses. (2) (3) Equal to annualized pretax income as a percentage of the average managed portfolio . 16

SHAREHOLDER VALUE Growing Shareholder Value NASDAQ Listed Stock - Ticker Symbol: CPSS $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 Mar - 18 Jun - 18 Sep - 18 Dec - 18 Mar - 19 Jun - 19 Sep - 19 Dec - 19 Mar - 20 Jun - 20 Sep - 20 Dec - 20 Mar - 21 Jun - 21 Sep - 21 Dec - 21 Mar - 22 Jun - 22 Sep - 22 Dec - 22 Mar - 23 Jun - 23 Sep - 23 Dec - 23 Mar - 24 Jun - 24 Sep - 24 Dec - 24 Mar - 25 $0.00 $1.00 $2.00 $3.00 $4.00 $5.00 $7.00 $6.00 $9.00 $8.00 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 Pre - tax Income $ in Thousands - Left Axis Book Value per Share in $ - Right Axis 17

INVESTMENT OUTLOOK

CPS

Continuous Growth

- 942k applications in Q1 2025 vs. 821k in Q1 2024
- 30% increase in Q1 originations from 2024 to 2025
- Managed portfolio is at largest amount in company history

Strong macroeconomic factors

- Raised Wtd. Avg APRs in originations from 17.72% in Dec 2022 to 20.18% in March 2025
- Favorable demand for used vehicles
- New vehicle pricing increase and increasing sales despite rising interest rates

AI-driven Originations Scorecard

- Improves efficiency and customer satisfaction
- Upcoming AI Scorecard Refresh (refresh every 18-24 months)
- Industry leading technology in all facets of our business

Strong Fundamentals

- Decreased leverage on the portfolio puts CPS in a position to grow faster than competitors
- Increasing shareholder equity- highest in company history
- Decreasing core operating expenses, while portfolio grows

Investor Relations Contact

Tom Colton and Alec Wilson

Gateway Group, Inc.

Phone: 949-574-3860

Email: CPSS@gateway-grp.com

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REFERENCE TO PUBLIC REPORTS Any person considering an investment in securities issued by CPS is urged to review the materials filed by CPS with the U.S. Securities and Exchange Commission ("Commission"). Such materials may be found by inquiring of the Commission‘s EDGAR search page www.sec.gov/edgar/searchedgar/companysearch.html using CPS's ticker symbol, which is "CPSS." Risk factors that should be considered are described in Item 1A, “Risk Factors," of CPS’s most recent annual report on Form 10 - K and subsequent reports on Form 10 - Q, which reports are on file with the Commission and available for review at the Commission's website. Such description of risk factors is incorporated herein by reference. 19